United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

ACE GLOBAL BUSINESS ACQUISITION LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40309	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rm. 806, 8/F, Tower 2, Lippo Centre, No. 89 Queensway,
Admiralty, Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +(852) 2151 5198 / 2151 5598

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.001 per share, and one Redeemable Warrant entitling the holder to receive one Ordinary Share	ACBAU	Nasdaq Capital Market
Ordinary Shares	ACBA	Nasdaq Capital Market
Warrants	ACBAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

As previously disclosed by Ace Global Business Acquisition Limited, a British Virgin Islands business company (the “Parent”) in its filings with the U.S. Securities and Exchange Commission (the “SEC”) via Current Report on Form 8-K respectively on December 23, 2022 and March 2, 2023, the Parent has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with (i) ACBA Merger Sub I Limited, a British Virgin Islands business company and wholly owned subsidiary of the Parent (“Purchaser”); (ii) ACBA Merger Sub II Limited, a British Virgin Islands business company and wholly owned subsidiary of Purchaser (“Merger Sub”); and (iii) LE Worldwide Limited, a British Virgin Islands business company (“Company” and together with the Parent, Purchaser and Merger Sub, the “Parties”). Also as previously disclosed, on July 6, 2023, the Parties entered into the Amendment No. 1 to the Merger Agreement (the “First Amendment”).

On September 19, 2023, the Parties entered into the Amendment No. 2 to the Merger Agreement (the “Second Amendment”). The Second Amendment amended the Merger Agreement to, among other things, reduce the Merger Consideration, as defined in the Merger Agreement, from $150 million to $110 million. As a result of the Second Amendment, as consideration for the transactions contemplated by the Merger Agreement, the Purchaser will issue to the Company a number of ordinary shares valued at $104.5 million, which is $110 million less 5% of the aggregate amount of merger consideration that is subject to holdback arrangements.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which has been filed herewith as Exhibit 2.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit.

Exhibit No.	Description
2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated as of September 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2023

Ace Global Business Acquisition Limited

By:	/s/ Eugene Wong
Name:	Eugene Wong
Title:	Chief Executive Officer

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